Exhibit 10.1 FORM OF TENDER AND SUPPORT AGREEMENT This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of March 30, 2026, is made by and among Aurinia Pharma U.S., Inc., a Delaware corporation (“Parent”), Aurinia Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Kezar Life Sciences, Inc., a Delaware corporation (the “Company”), and the undersigned holder (“Stockholder”) of shares of common stock, par value $0.001 per share of the Company (the “Company Common Stock”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement (as defined below). WHEREAS, Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Company Common Stock set forth opposite the name of Stockholder on Schedule 1 attached hereto (all such Shares, together with any securities convertible into or exercisable or exchangeable or redeemable for Shares, and any New Shares (defined in Section 3 below), the “Shares”); WHEREAS, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of March 30, 2026, by and among Parent, Merger Sub and the Company (as such agreement may be subsequently amended or modified, the “Merger Agreement”), which provides, among other things, for Parent and Merger Sub to commence a tender offer for all of the issued and outstanding shares of Company Common Stock (as it may be amended from time to time in accordance with the terms of the Merger Agreement, the “Offer”) and, following the completion of the Offer, the merger of Merger Sub with and into the Company, with the Company surviving that merger, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”); WHEREAS, the Board of Directors of the Company (the “Board”) has, prior to the execution and delivery of this Agreement, taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL and any other Takeover Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the transactions contemplated hereby (the “203 Approval”); and WHEREAS, as an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder (solely in Stockholder’s capacity as a stockholder of the Company) has agreed to enter into and perform this Agreement. NOW, THEREFORE, in consideration of, and as a condition to, Parent and Merger Sub entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by Parent and Merger Sub in connection therewith, the parties hereto agree as follows: 1. Agreement to Tender Shares. (a) Subject to the terms of this Agreement and the 203 Approval (which has been obtained prior to the execution of this Agreement), Stockholder hereby agrees that it shall irrevocably tender its Shares, or cause its Shares to be validly and irrevocably tendered, into the Offer pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (as defined below) (except for Permitted Liens (as defined below)).

2 (b) Upon receipt of payment in full for all of its Shares pursuant to the Merger Agreement and the full and complete satisfaction of the terms of the Offer, Stockholder agrees that any and all rights incident to its ownership of Shares (including any rights to recover amounts, if any, that may be determined to be due to any stockholder or former stockholder of the Company), including but not limited to rights arising out of Stockholder’s ownership of Shares prior to the transfer of such Shares to Parent and Merger Sub pursuant to the Offer or pursuant to the Merger Agreement, shall be transferred to Parent and Merger Sub upon the transfer to Parent and Merger Sub of Stockholder’s Shares. (c) If the Offer is terminated or withdrawn by Parent or Merger Sub, or this Agreement is terminated pursuant to Section 2, in each case prior to the Offer Closing Time, Parent shall, and shall cause any depository acting on its behalf to, promptly (and in any event within no more than five (5) Business Days following such termination or withdrawal) return to Stockholder any Shares that Stockholder has tendered into the Offer and that have not been accepted for payment. (d) Notwithstanding anything in this Agreement to the contrary, nothing herein shall require Stockholder to exercise any Company Equity Award or otherwise require Stockholder to purchase or acquire any Shares in order to fulfill Stockholder's obligations hereunder. 2. Termination Date. As used in this Agreement, the term “Termination Date” shall mean the earliest to occur of: (a) the Effective Time; (b) such date and time as the Merger Agreement shall be validly terminated upon the terms and subject to the conditions set forth therein; (c) an amendment of the Merger Agreement, without the prior written consent of Stockholder, in a manner that negatively or adversely affects the Offer or that decreases the amount, or changes the form, of consideration payable to any stockholder of the Company pursuant to the terms of the Merger Agreement (including any amendment or modification that adversely changes the terms of the CVR in a manner that would be adverse to the holders thereof); (d) the mutual written agreement of the parties hereto to terminate this Agreement; (e) any material breach of this Agreement or the Merger Agreement by Parent or Merger Sub; or (f) the Board approves, recommends, encourages or supports an alternative transaction in compliance with Section 6.02 of the Merger Agreement. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination shall not relieve any party from liability for any common law fraud or willful, knowing and material breach of this Agreement prior to termination hereof. 3. Additional Purchases. Stockholder agrees that any Shares of the Company (and any securities convertible into or exercisable or exchangeable or redeemable for Shares) that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Termination Date, including, without limitation, by the exercise of a Company Stock Option or the vesting or settlement of a Company Restricted Stock Unit (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof and the representation and warranties in Section 5 below shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is acquired. 4. Agreement to Retain Shares and Other Covenants. (a) From and after the date hereof until the Termination Date, except as otherwise provided herein (including pursuant to Section 1 or Section 7) or in the Merger Agreement, Stockholder shall not, and Stockholder shall direct its Affiliates not to: (i) voluntarily transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale or merger, liquidation, dissolution, dividend or distribution, by operation of Law or otherwise) of, enter into any derivative arrangement with respect to, create or suffer to exist any Liens (except for Permitted Liens) on or consent to any of the foregoing

3 (“Transfer”), any or all of the Shares or any right or interest therein; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent with respect to any of the Shares with respect to any matter that is, or is reasonably likely to be exercised in a manner, inconsistent with the transactions contemplated by the Merger Agreement or the terms and provisions thereof; (iv) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares; or (v) directly take or cause the taking of any other action that would restrict, limit or interfere with Stockholder’s ability to timely perform Stockholder’s obligations under this Agreement, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement; provided, that Stockholder and its Affiliates shall be permitted to Transfer Shares to Affiliates, so long as such transferees agree to remain subject to the terms of this Agreement. Without limiting the foregoing, at all times commencing with the execution and delivery of this Agreement and continuing until the Termination Date, Stockholder shall not tender the Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other subsidiary of Parent. (b) Stockholder hereby agrees not to commence or knowingly participate in any Proceeding, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or their Affiliates and each of their successors and assigns and their respective directors and officers (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Offer Closing Time or the Merger Closing) or (ii) alleging a breach of any duty of the Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby. 5. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants, as of the date hereof, to the Company, Parent and Merger Sub as follows: (a) Stockholder (i) is the beneficial owner of the Shares set forth opposite Stockholder’s name on Schedule 1 to this Agreement and (ii) except as set forth in Schedule 1 to this Agreement, neither holds nor has any beneficial ownership interest in any other shares of Company Common Stock or any performance based stock units, restricted stock, restricted stock units, deferred stock units, options, warrants or other right or security convertible into or exercisable, exchangeable or redeemable for shares of Company Common Stock. (b) Stockholder has the full power and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder, subject to applicable federal securities laws and the terms of this Agreement; if Stockholder is not an individual, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has taken all action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, the performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby. (c) This Agreement (assuming this Agreement constitutes a valid and binding agreement of the Company, Parent and Merger Sub) has been duly executed and delivered by or on behalf of Stockholder and constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

4 (d) The shares of Company Common Stock and the certificates, if any, representing the Shares owned by Stockholder are now held by Stockholder, by a nominee or custodian for the benefit of Stockholder or by the depository under the Offer, free and clear of any liens, claims, charges, proxies, powers of attorney, rights of first offer or rights of first refusal, voting agreement or voting trust or any other agreement, arrangement, or restriction with respect to the voting of such Shares, or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares, except for (i) any such Liens arising hereunder (in connection therewith any restrictions on transfer or any other Liens have been waived by appropriate consent) and (ii) Liens imposed by federal or state securities laws (collectively, “Permitted Liens”). (e) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will: (i) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (ii) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (iii) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Shares) of such Stockholder (other than one created by Parent or Merger Sub), or (iv) violate any Law applicable to such Stockholder or by which any of its assets (including Shares) are bound, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. (f) Stockholder has not directly engaged any broker, investment banker, financial advisor, finder, agent or other Person such that such Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement. (g) Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement. 6. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby represents and warrants to Stockholder as follows: (a) Each of Parent and Merger Sub is a corporation, both duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its organization, and each of Parent and Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement. (b) This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming the due authorization, execution and delivery of this Agreement on behalf of Stockholder, constitutes the valid and binding obligations of each of Parent and Merger Sub, enforceable against each of them in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

5 (c) Except for violations and defaults that would not adversely affect Parent’s or Merger Sub’s ability to perform any of its obligations under, or consummate any of the transactions contemplated by, this Agreement or the Merger Agreement, the execution and delivery of this Agreement or the Merger Agreement by each of Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated hereby or thereby will not cause a violation by Parent or Merger Sub of any legal requirement applicable to Parent or Merger Sub. Neither Parent nor Merger Sub is required to make any filing with or to obtain any consent from any Person at or prior to the Offer Closing Time or the Effective Time in connection with the execution and delivery of this Agreement and the Merger Agreement or the consummation by Parent or Merger Sub of any of the transactions contemplated by this Agreement or the Merger Agreement, except: (i) as may be required by the Exchange Act, General Corporation Law of the State of Delaware (the “DGCL”) or other applicable Laws; or (ii) where the failure to make any such filing or obtain any such consent would not adversely affect Parent’s or Merger Sub’s ability to perform any of its obligations under, or consummate any of the transactions contemplated by, this Agreement and the Merger Agreement. 7. Survival. All representations, warranties, covenants and agreements of or on behalf of Stockholder in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement will terminate upon, and not survive, the closing of the transactions contemplated by the Merger Agreement. Stockholder and its Affiliates will not have any liability or obligation to any other party or any other person or entity for any breach or inaccuracy of any representation, warranty, covenant or agreement in this Agreement or in any such certificate, document or instrument. 8. No Limitation on Discretion as Director or Fiduciary. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder: (a) if applicable, from exercising his, her or its duties and obligations as a director of the Company or otherwise taking any action while acting in such capacity as a director of the Company, (b) if Stockholder or any of its Representatives is an officer of the Company, from exercising his or her duties and obligations as an officer of the Company or otherwise taking any action permitted by the Merger Agreement, or (c) if Stockholder is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his duties and obligations as a trustee or fiduciary of such ERISA plan or trust. Stockholder is executing this Agreement solely in his, her or its capacity as a stockholder of the Company. Notwithstanding anything to the contrary in this Agreement or any other agreement or document executed or delivered in connection with the transactions contemplated hereby, nothing in this Agreement or any such other agreement or document shall (i) release, waive, discharge, compromise, settle or affect any rights or claims that Stockholder or its Affiliates may have for (A) indemnification, advancement of expenses, contribution or reimbursement under any applicable law, the certificate of incorporation, bylaws or other organizational documents of any person or party, any agreement or arrangement providing for such indemnification, advancement, contribution or reimbursement, or any insurance policy covering Stockholder or any of its Affiliates, (B) any breach of or default under this Agreement, the Merger Agreement or any other agreement or document executed or delivered by Parent or Merger Sub, (C) any rights under this Agreement or the Merger Agreement, or (D) any rights or claims that are expressly reserved, acknowledged or granted by this Agreement or any other agreement or document executed or delivered in connection with the transactions contemplated hereby; or (ii) limit, impair or affect any rights or claims that Stockholder and/or its Affiliates may have against any other person or party arising out of or relating to any matter, event, circumstance, action, omission, transaction or occurrence that is outside the transactions contemplated hereby or the subject matter of this Agreement or any other agreement or document executed or delivered in connection therewith. For the avoidance of doubt, neither Parent nor Merger Sub shall assert any claim against Stockholder that any action taken by Stockholder solely in Stockholder’s capacity as a director or officer of the Company constitutes a violation of any provision of this Agreement.

6 9. No Ownership Interest. Except as expressly set forth herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, or administer any of the policies or operations of the Company, or to direct Stockholder in the voting or disposition of any of the Shares, except as otherwise expressly provided in this Agreement. Nothing in this Agreement shall be interpreted as creating or forming a "group" with any other Person, including Parent or Merger Sub, for purposes of Rule 13d-5(b)(1) under the Exchange Act or any other applicable Law, or as conferring upon Parent or Merger Sub beneficial ownership of any Shares at any time prior to the Offer Closing Time. 10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered if delivered in person, (ii) on the next business day if transmitted by national overnight courier, or (iii) on the date delivered if sent by e-mail (provided confirmation of email receipt is obtained), to Parent, Merger Sub or the Company to the applicable address or email address set forth in Section 10.02 of the Merger Agreement and to each Stockholder at its, his or her address or email address set forth opposite such Stockholder’s name on Schedule 1 attached hereto (or at such other address or email address for a party hereto as shall be specified by like notice). 11. Certain Restrictions. Subject to the other terms of this Agreement, Stockholder hereby (a) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Shares or rights to dissent from the Merger which may arise with respect to the Merger and (b) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other proceeding, against Parent, Merger Sub, the Company or any of their respective directors, officers or successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any proceeding (i) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or this Agreement or (ii) alleging a breach of any fiduciary duty of the Board in connection with the Merger Agreement or the transactions contemplated thereby. 12. Disclosure. (a) Stockholder shall permit the Company, Parent and Merger Sub to disclose in all documents and schedules filed with the U.S. Securities and Exchange Commission (the “SEC”) that Parent or the Company determines to be necessary in connection with the Merger and any transactions related to the Merger, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement; provided that Stockholder shall have a reasonable opportunity to review, comment on, and approve such disclosure prior to any such filing, and Parent and the Company shall use commercially reasonable efforts to incorporate any reasonable comments of Stockholder with respect thereto. Stockholder agrees to promptly notify Parent and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure. (b) From and after the date hereof until the Termination Date, Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent, the Company and Stockholder shall reasonably consult with Parent, Merger Sub and the Company with respect to such disclosure).

7 13. Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and the term “Shares” shall be deemed to refer to and include such securities. 14. Spousal Consent. If Stockholder is married and any of the Shares may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent, Merger Sub and the Company, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A. 15. Binding Effect and Assignment. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be. This Agreement shall not be assignable by operation of Law or otherwise; provided that Parent may designate, prior to the Effective Time, by written notice to Stockholder, another subsidiary to be a party to this Agreement; provided that such assignment shall not relieve Parent of its obligations hereunder or otherwise enlarge, alter or change any obligation of Stockholder or due to Parent or such other subsidiary. Any assignment in contravention of the preceding sentence shall be null and void. 16. No Waivers. No waivers of any breach of this Agreement extended by Parent or the Company to Stockholder shall be construed as a waiver of any rights or remedies of Parent or the Company with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party. 17. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the “Delaware Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. 18. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY. 19. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s amended and restated certificate of incorporation, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto. If the Stockholder is married, and any of the Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, valid and binding, this Agreement has been duly and validly authorized, executed and delivered by,

8 and constitutes the legal, valid and binding obligation of, the Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms. 20. Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto. Notwithstanding anything to the contrary in this Agreement, solely as between the Company, on the one hand, and Parent and Merger Sub, on the other hand, in the event of any conflict between this Agreement and the Merger Agreement, the Merger Agreement shall control. 21. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement. 22. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. 23. Specific Performance. The parties hereto agree that irreparable damage may occur and that the parties hereto may not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts without proof of damages and, in any action for specific performance, each party hereto waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived. The parties hereto further agree that by seeking the remedies provided for in this Section 23, a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that the remedies provided for in this Section 23 are not available or otherwise are not granted. 24. Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated. 25. Counterparts; Effectiveness; Signatures. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or.pdf signature and a facsimile or.pdf signature shall constitute an original for all purposes. [Signature Page Follows]

[Signature Page to Tender and Support Agreement] IN WITNESS WHEREOF, Parent, Merger Sub, the Company and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above. [STOCKHOLDER] By: Name:

[Signature Page to Tender and Support Agreement] IN WITNESS WHEREOF, Parent, Merger Sub, the Company and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above. AURINIA PHARMA U.S., INC. By: Name: Kevin Tang Title: Chief Executive Officer AURINIA MERGER SUB, INC. By: Name: Kevin Tang Title: Chief Executive Officer

[Signature Page to Tender and Support Agreement] IN WITNESS WHEREOF, Parent, Merger Sub, the Company and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above. KEZAR LIFE SCIENCES, INC. By: Name: Christopher Kirk, Ph.D. Title: Chief Executive Officer

12 SCHEDULE 1 Stockholder Name, Address & Email Address Company Common Stock Company Stock Options Company Restricted Stock Units

EXHIBIT A CONSENT OF SPOUSE In consideration of the execution of that certain Tender and Support Agreement (the “Support Agreement”), dated March 30, 2026, by and among [●] (“Stockholder”), Aurinia Pharma U.S., Inc., a Delaware corporation (“Parent”), Aurinia Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and Kezar Life Sciences, Inc., a Delaware corporation, I, the undersigned, spouse of Stockholder, have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein. I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement. I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Shares (as defined in the Support Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement. ________________________ (Signature) Name: _________________________ (Please print) Dated: _________________, 2026